EXHIBIT 99.3

                                VOTING AGREEMENT

                    This VOTING AGREEMENT (this "Agreement"), dated as of August 13, 1997, is entered into by and among ELCOTEL, INC., a Delaware corporation ("Elcotel"); WEXFORD PARTNERS FUND, L.P., a Delaware limited partnership
("Wexford"); FUNDAMENTAL MANAGEMENT CORPORATION, a Florida corporation ("Fundamental" and collectively with Wexford, the "Stockholders"); and the Individual Stockholders set forth on the signature page hereof. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof among Elcotel, Technology Service Group, Inc., a Delaware corporation ("TSG") and Elcotel Hospitality Service, Inc., a Delaware corporation ("Merger Subsidiary").

                    WHEREAS, contemporaneous with the execution and delivery of this Agreement, Elcotel, TSG and Merger Subsidiary have entered into the Merger Agreement;

                    WHEREAS, as a condition and inducement to Elcotel entering into the Merger Agreement and incurring the obligations set forth therein and Fundamental entering into this Agreement and incurring the obligations set forth herein, Wexford has agreed to vote and to cause to be voted all of the shares of common stock of TSG, $.01 par value per share (the "TSG Common Stock") now owned or hereafter acquired by it, for and in favor of the merger of Merger Subsidiary with and into TSG (the "Merger") and the other transactions provided for in the Merger Agreement; and

                    WHEREAS, as a condition and inducement to Wexford entering into this Agreement and incurring the obligations set forth herein, Fundamental has agreed to vote and to cause to be voted all of the shares of common stock of Elcotel, $.01 par value per share (the "Elcotel Common Stock") now owned or hereafter acquired by it, for and in favor of the issuance of Elcotel Common Stock in the Merger.

                    NOW, THEREFORE, in consideration of the promises and the respective covenants and agreements set forth herein and in the Merger Agreement, the parties hereto intending to be legally bound hereby, agree as follows:

                    SECTION 1. VOTING OF TSG COMMON STOCK. Wexford hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time of the Merger or (b) termination of this Agreement in accordance with its terms, (i) Wexford will not sell or transfer any TSG Common Stock now owned or hereafter acquired by Wexford (the "Wexford Shares") or any interest therein to any person, other than an affiliate of Wexford who shall agree to be bound by the terms of this Agreement to the same extent as Wexford or other than upon the exercise by A.T.T. IV, N.V. of the option to purchase up to 142,857 shares of TSG Common Stock owned by Wexford pursuant to the Stock Purchase and Option Agreement dated as of May 3, 1996 among TSG, Wexford, Firlane Business Corp., Acor, S.A. and A.T.T. IV, N.V., and
(ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of TSG Common Stock, however called, or in connection with any written consent of the holders of TSG Common Stock, Wexford will appear at the meeting or otherwise cause the Wexford Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Wexford Shares (A) in favor of the adoption of the Merger Agreement and the approval of other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of TSG under the Merger Agreement or this Agreement. Wexford shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.

                    SECTION 2. VOTING OF ELCOTEL COMMON STOCK. Fundamental hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time of the Merger or
(b) termination of this Agreement in accordance with its terms, (i) Fundamental will not sell or transfer any Elcotel Common Stock now owned or hereafter acquired by Fundamental (the "Fundamental Shares") or any interest therein to any person, other than an affiliate of Fundamental who shall agree to be bound by the terms of this Agreement to the same extent as Fundamental, and (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Elcotel Common Stock, however called, or in connection with any written consent of the holders of Elcotel Common Stock, Fundamental will appear at the meeting or otherwise cause the Fundamental Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Fundamental Shares (A) in favor of the issuance of Elcotel Common Stock in the Merger and any actions required in furtherance thereof or in furtherance of the Merger, and (B) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Elcotel under the Merger Agreement or this Agreement. Fundamental shall not enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this
Section 2.

                    SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF WEXFORD. Wexford hereby represents and warrants to, and agrees with, Elcotel and Fundamental as follows:

                    (a) Ownership of Shares. Wexford is the sole record and beneficial owner of 2,444,286 shares of TSG Common Stock. On the date hereof, such Wexford Shares constitute all of the shares of TSG Common Stock owned of record or beneficially owned by Wexford. Wexford has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Wexford Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws, and the terms of this Agreement.

                    (b) Authorization. This Agreement has been duly and validly executed and delivered by Wexford and constitutes a valid and binding agreement enforceable against Wexford in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (c) No Conflicts. Except for filings, authorizations, consents and approvals as may be required under the HSR Act, the 1933 Act and the 1934 Act, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal Governmental Authority is necessary for the execution of this Agreement by Wexford and the consummation by Wexford of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Wexford, the consummation by Wexford of the transactions contemplated hereby or compliance by Wexford with any of the provisions hereof will (A) conflict with or result in any breach of the organizational documents of Wexford, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Wexford is a party or by which Wexford or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Wexford or any of its properties or assets.

                    (d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Section 1 hereof, the Wexford Shares at all times during the term hereof, will be, beneficially owned by Wexford and affiliates thereof referred to in Section 1 of this Agreement, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such matters arising hereunder.

                    (e) No Finder's Fees. Except as set forth in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Wexford.

                    (f) Restriction on Transfer, Proxies and Non-Interference. Wexford will not, directly or indirectly, at any time prior to the termination of this Agreement, (i) except as permitted by Section 1(i) above, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Wexford Shares or any interest therein; (ii) grant any proxies or powers or attorney, deposit the Wexford Shares into a voting trust or enter into a voting agreement with respect to the Wexford Shares (other than this Agreement); or (iii) take any action that would make any representation or warranty of Wexford contained herein untrue or incorrect or would result in a breach by Wexford of its obligations under this Agreement.

                    (g) Adequate Information. Elcotel has made available and Wexford has reviewed such information which Wexford considers necessary or appropriate to evaluate the risks and merits of an investment in the Elcotel Common Stock (including without limitation, the Merger Agreement, including the Exhibits and Schedules thereto). Wexford has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of Elcotel so as to receive answers and verify information obtained in its examination of Elcotel, including the information referred to in this paragraph and any other documents or information that Wexford has reviewed in relation to its proposed investment in Elcotel Common Stock pursuant to the Merger. No oral or written representations have been made to Wexford in connection with Wexford's proposed acquisition of Elcotel Common Stock which were in any way inconsistent with the information reviewed by Wexford.

                    (h) Independent Decision. Wexford is not relying on Elcotel with respect to the tax considerations of Wexford relating to Wexford's proposed investment in the Elcotel Common

Stock. Wexford has relied solely on the representations, warranties, covenants and agreements of Elcotel in the Merger Agreement (including the Exhibits and Schedules thereto) and on Wexford's examination and independent investigation, and on the answers and information supplied pursuant to paragraph (g) above, in making its decision to acquire Elcotel Common Stock.

                    SECTION 4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF FUNDAMENTAL. Fundamental hereby represents and warrants to, and agrees with, Wexford as follows:

                    (a) Ownership of Shares. Fundamental is the sole record and beneficial owner of 1,439,223 shares of Elcotel Common Stock. On the date hereof, such Fundamental Shares constitute all of the shares of Elcotel Common Stock owned of record or beneficially owned by Fundamental. Fundamental has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Fundamental Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws, and the terms of this Agreement.

                    (b) Corporate Authorization. This Agreement has been duly and validly executed and delivered by Fundamental and constitutes a valid and binding agreement enforceable against Fundamental in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (c) No Conflicts. Except for filings, authorizations, consents and approvals as may be required under the HSR Act, the 1933 Act and the 1934 Act, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal Governmental Authority is necessary for the execution of this Agreement by Fundamental and the consummation by Fundamental of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Fundamental, the consummation by Fundamental of the transactions contemplated hereby or compliance by Fundamental with any of the provisions hereof will (A) conflict with or result in any breach of the organizational documents of Fundamental, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Fundamental is a party or by which Fundamental or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Fundamental or any of its properties or assets.

                    (d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Section 2 hereof, the Fundamental Shares at all times during the term hereof, will be, beneficially owned by Fundamental and affiliates thereof referred to in Section 2 of this Agreement, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such matters arising hereunder.

                    (e) No Finder's Fees. Except as set forth in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Fundamental.

                    (f) Restriction on Transfer, Proxies and Non-Interference. Fundamental will not, directly or indirectly, at any time prior to the termination of this Agreement, (i) except as permitted by Section 2(i) above, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Fundamental Shares or any interest therein; (ii) grant any proxies or powers of attorney, deposit the Fundamental Shares into a voting trust or enter into a voting agreement with respect to the Fundamental Shares (other than this Agreement); or (iii) take any action that would make any representation or warranty of Fundamental contained herein untrue or incorrect or would result in a breach by Fundamental of its obligations under this Agreement.

                    SECTION 5. REPRESENTATIONS AND WARRANTIES OF ELCOTEL. Elcotel hereby represents and warrants to Wexford as follows:

                    (a) Organization. Elcotel is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Elcotel of this Agreement and the performance by Elcotel of its obligations hereunder have been duly and validly authorized by the Board of Directors of Elcotel and no other corporate proceedings on the part of Elcotel are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by Elcotel.

                    (b) Corporate Authorization. This Agreement has been duly and validly executed and delivered by Elcotel and constitutes a valid and binding agreement of Elcotel enforceable against Elcotel in accordance with its terms, except (i) as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    (c) No Conflicts. Except for filings, authorizations, consents and approvals as may be required under the HSR Act, the 1933 Act and the 1934 Act, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal Governmental Authority is necessary for the execution of this Agreement by Elcotel and the consummation by Elcotel of the transactions contemplated hereby and ( ii) none of the execution and delivery of this Agreement by Elcotel, the consummation by Elcotel of the transactions contemplated hereby or compliance by Elcotel with any of the provisions hereof will (A) conflict with or result in any breach of the certificate of incorporation or by-laws of Elcotel, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Elcotel is a party or by which Elcotel or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Elcotel or any of its properties or assets.

                    SECTION 6. AFFILIATE'S LETTER. Wexford will duly execute and deliver to Elcotel an Affiliate's Letter prior to the Effective Time.

                    SECTION 7. TERMINATION. This Agreement will terminate upon the earlier of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

                    SECTION 8. MISCELLANEOUS.

                    (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                    (b)  Survival  of   Representations   and  Warranties.   The
representations and warranties of the parties hereto contained in Sections 3, 4 and 5 of this Agreement shall survive the Closing.

                    (c) Assignments; Rights of Assignees; Third Party Beneficiaries. This Agreement shall not be assignable by any party hereto without the consent of the other parties. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their estates, legal representatives, successors and permitted assigns. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective estates, legal representatives and/or successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                    (d) Specific Performance. The parties hereto acknowledge that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the non-breaching party or parties in the event that this Agreement is breached. Therefore, each of the Stockholders agrees that the non-breaching party or parties may obtain specific performance of this Agreement and injunctive relief against any breach hereof without the necessity of establishing irreparable harm.

                    (e) Waiver. No waiver of any provision of this Agreement shall be effective unless it is in writing signed by the party granting the waiver, and a waiver by any party hereto of any one or more defaults shall not operate as a waiver of any future default or defaults, whether of a like or of a different character. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar), nor shall such a waiver constitute a continuing waiver, unless otherwise expressly provided.

                    (f) Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions thereof.

                    (g) Choice of Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to the principles of conflicts of law) applicable to a contract executed and to be performed in such state. Each party hereto (i) agrees to submit to personal jurisdiction and to waive any objection as to venue in the state or federal courts located in the State of Delaware, (ii) agrees that any action or proceeding shall be brought exclusively in such courts, unless subject matter jurisdiction or personal jurisdiction cannot be obtained, and (iii) agrees that service of process on any party in any such action shall be effective if made by registered or certified mail addressed to such party at the address specified herein, or to any parties hereto at such other addresses as it may from time to time specify to the other parties in writing for such purpose. The exclusive choice of forum set forth in this
Section 8(g) shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce such judgment in any appropriate jurisdiction.

                    (h) Notices. All notices, requests and other communications to any party hereunder shall be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class mail postage prepaid), or by overnight express courier (charges prepaid or billed to the account of the sender) to the parties at the following addresses or facsimile numbers:

                 If to Elcotel, to:        Elcotel, Inc.
                                           6428 Parkland Drive
                                           Sarasota, FL 34243
                                           Fax: (941) 751-4716
                                           Attention: Ron Tobin

                 with a copy to:           Schnader Harrison Segal & Lewis LLP
                                           Suite 3600
                                           1600 Market Street
                                           Philadelphia, PA 19103
                                           Fax:  (215) 972-7378
                                           Attention:  Larry P. Laubach, Esquire

                 If to Wexford, to:        Wexford Partners Fund, L.P.
                                           411 W. Putnam Ave., Suite 125
                                           Greenwich, CT 06830
                                           Fax:  (203) 862-7313
                                           Attention:  Mark Plaumann

                 If to Fundamental, to:
                                           Fundamental Management Corporation
                                           4000 Hollywood Boulevard, Suite 610N
                                           Hollywood, Florida 33021
                                           Fax:
                                           Attention: C. Shelton James

or to such other address or fax number as any party may have furnished to the others in writing in accordance herewith.

                    (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

                    (j) Severability of Provisions. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

                    SECTION  9.  EFFECTIVENESS.   This  Agreement  shall  become
effective   simultaneously  with  the  execution  and  delivery  of  the  Merger
Agreement.

                    SECTION 10. THE INDIVIDUAL STOCKHOLDERS. The persons executing this Agreement under the caption "Individual Stockholders" on the signature page hereof are executing this Agreement solely so that this Agreement will constitute a "stockholders' agreement" within the meaning of Section 218(c) of the Delaware General Corporation Law and will not have any rights or obligations hereunder except, with respect to the TSG Individual Stockholder, the obligation to vote his TSG Common Stock in accordance with Section 1(A) and
(B) and, with respect to the Elcotel Individual Stockholder, the obligation to vote his Elcotel Common Stock in accordance with Section 2(A) and (B).

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


INDIVIDUAL STOCKHOLDERS:                       ELCOTEL, INC.

TSG INDIVIDUAL
STOCKHOLDER
                                               By:  /s/  Tracey L. Gray
                                                  ------------------------------
                                                  Name:  Tracey L. Gray
/s/  Vincent C. Bisceglia                         Title:  President
---------------------------
      Vincent Bisceglia

ELCOTEL INDIVIDUAL                             WEXFORD PARTNERS FUND, L.P.
STOCKHOLDER                                    By: Wexford Management LLC
                                                   Its Investment Manager

                                               By: /s/  Howard E. Sullivan III
                                                  ------------------------------
  /s/  C. Shelton James                           Name:  Howard E. Sullivan III
---------------------------                       Title: Vice President
       C. Shelton James

                                               FUNDAMENTAL MANAGEMENT
                                               CORPORATION


                                               By: /s/  C. Shelton James
                                                  ------------------------------
                                                  Name:  C. Shelton James
                                                  Title: President

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